August 1, 2003

                        DREYFUS BASIC MONEY MARKET FUND, INC.
                              DREYFUS BASIC U.S. GOVERNMENT
                                  MONEY MARKET FUND

                              SUPPLEMENT TO PROSPECTUS
                                  DATED JULY 1, 2003

     The following information supplements the information contained in the section of the Prospectus entitled "Expenses":

     From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of a fund, or a particular class of a fund, during periods when fixed expenses have a significant impact on the yield of a fund, or a particular class of a fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

                                                                   123-124s0803